                                                                     Exhibit 4.3

                               AMENDMENT NO. 1 TO
                           TENTH AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

      THIS AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment"), entered into on April 13, 2006, among ALSIUS CORPORATION, a California corporation (the "Company"), and the undersigned investors in the Company (the "Investors").

                                    RECITALS:

      A. Certain of the Investors hold shares of the Company's Common Stock, Series A, Series B, Series C-D, Series E and/or Series F Preferred Stock and possess registration rights, information rights, rights of first refusal, and other rights pursuant to that certain Tenth Amended and Restated Investor Rights Agreement, dated as of September 2, 2004, among the Company, such Investors and certain other shareholders of the Company (the "Tenth Restated Agreement").

      B. On or about the date hereof, in connection with a bridge financing (the "Bridge Financing"), the Company is issuing a series of 8% Unsecured Convertible Promissory Notes (the "Bridge Notes") and warrants to purchase Common Stock of the Company (the "Warrants").

      C. It is a condition to the closing of the Bridge Financing that this Amendment be executed by the parties hereto, and the parties are willing to execute, and to be bound by the provisions of, this Amendment.

      D. The undersigned Investors desire to amend the definition of "Registrable Securities" under Section 1.1 of the Tenth Restated Agreement to include the shares of stock issuable upon conversion of the Bridge Notes and exercise of the Warrants.

      E. The undersigned Investors desire to amend Section 1.2(a) of the Tenth Restated Agreement to amend the date upon which a demand registration may be requested.

      F. The Investors executing this Amendment hold a majority of the shares held by all Investors who are a party to the Tenth Restated Agreement and a majority of the shares of Series C-D, Series E and Series F Preferred Stock or Common Stock issuable upon conversion thereof, and therefore, have the power under Section 3.6 of the Tenth Restated Agreement to amend such agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Tenth Restated Agreement hereby agree that the Tenth Restated Agreement shall be amended as follows:

      1. Added Definition of 2006 Bridge Notes in Section 1.1. The undersigned Investors hereby agree that a new definition shall be added to Section 1.1 of the Tenth Restated Agreement to read as follows:

            "2006 Bridge Notes" means the convertible promissory notes made by the Company, dated April 13, 2006, in connection with a bridge financing of the Company of approximately $6,000,000."

      2. Revised Definition of "Warrants." The undersigned Investors hereby agree that the definition of "Warrants" in Section 1.1 of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

            ""Warrants" means those certain warrants to purchase Common Stock of the Company (i) dated April 30, 2003, issued to the initial purchasers of the Bridge Notes and (ii) dated April 13, 2006, issued to the initial purchasers of the 2006 Bridge Notes."

      3. Revised Definition of "Registrable Securities." The undersigned Investors hereby agree that the definition of "Registrable Securities" in
Section 1.1 of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

            ""Registrable Securities" means (i) the Common Stock issued in exchange for the common stock issued by Retroperfusion Systems, Inc. ("RSI") upon conversion of the RSI Series B, Series C and Series D Preferred Stock and in exchange for the RSI Series E and Series F Preferred Stock, (ii) the Common Stock issued upon exercise of the warrants issued under the Loan and Warrant Subscription Agreements dated on or about August 17, 1993, (iii) the Common Stock issued under the Loan and Warrant Subscription Agreements dated October 1994, (iv) the Common Stock issued or issuable upon conversion of the Series A, Series B, Series C-D, Series E and Series F Preferred Stock, (v) the Common Stock issuable upon exercise of the Warrants issued in connection with the Bridge Notes,
      (vi) the Common Stock issued or issuable upon conversion of the 2006 Bridge Notes, (vii) the Common Stock issuable upon exercise of the Warrants issued in connection with the 2006 Bridge Notes and (viii) any Common Stock of the Company issued or issuable in respect of the above described securities upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the above described securities; provided, however, that shares of Common Stock or other securities shall not be treated as Registrable Securities for purposes of Section 1 hereof if they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction."

      2. Revised Section 1.2(a). The undersigned Investors hereby agree that the lead-in sentence of Section 1.2(a) of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

            "(a) In case the Company shall receive at any time after the earlier of (i) June 30, 2007 and (ii) six (6) months after the effective date of the first registration statement filed by the Company covering an offering of any of its securities to the public, a written request from Holders ("Initiating Holders") that the Company effect any registration, qualification or compliance with respect to at least forty percent (40%) of the Registrable Securities (or any lesser number of Registrable Securities if the anticipated aggregate offering price to the public from the proposed sale of such Registrable Securities, net of underwriting discounts and commissions, would exceed $8,000,000), the Company will:"

      3. Remainder of Tenth Restated Agreement Unchanged. Except as amended by this Amendment, the Tenth Restated Agreement shall otherwise remain in full force and effect.

      4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without regard to its conflicts of laws provisions.

      5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6. Facsimile Signatures. This Amendment may be executed and delivered by facsimile and upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other parties. The original signature copy shall be delivered to the other parties by mail. The failure to deliver the original signature copy and/or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

      IN WITNESS WHEREOF, the undersigned Investors and the Company have executed this Amendment as of the day and year first above written.

                                ALSIUS CORPORATION,
                                a California corporation

                                By  /s/ William J. Worthen
                                    -------------------------------------
                                              William J. Worthen
                                    President and Chief Executive Officer

                                Address: 15770 Laguna Canyon Road
                                         Suite 150
                                         Irvine, CA 92618-3111

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                                          MAYFIELD VIII

                                          By:  /s/ Kevin Fong
                                               -------------------------------

                                          Name: Kevin Fong

                                          Title: Managing Director

                                          Address: 2800 Sand Hill Road
                                                   Menlo Park, CA 94025

                                          MAYFIELD ASSOCIATES FUND III

                                          By: /s/ Kevin Fong
                                              -------------------------------

                                          Name: Kevin Fong

                                          Title: Managing Director

                                          Address: 2800 Sand Hill Road
                                                   Menlo Park, CA 94025

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                          FEVER TRUST

                                          By: /s/ James Beck
                                              -------------------------------

                                          Name: James Beck

                                          Title: Administrative Trustee

                                          Address: 2800 Sand Hill Road
                                                   Menlo Park, CA 94025

                                          FEVER TRUST II

                                          By: /s/ James Beck
                                              -------------------------------

                                          Name: James Beck

                                          Title: Administrative Trustee

                                          Address: 2800 Sand Hill Road
                                                   Menlo Park, CA 94025

                                          FEVER TRUST III

                                          By: /s/ James Beck
                                              -------------------------------

                                          Name: James Beck

                                          Title: Administrative Trustee

                                          Address: 2800 Sand Hill Road
                                                   Menlo Park, CA 94025

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                          HUTTON LIVING TRUST

                                          By /s/ Wende Hutton
                                             ---------------------------

                                          Name: Wende S. Hutton

                                          Title: Trustee

                                          Address: 2 Santiago Avenue
                                                   Atherton, CA  94027

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       NEW ENTERPRISE ASSOCIATES VII, L.P.

                                       By: NEA Partners VII, Limited Partnership
                                           Its General Partner

                                       By:  /s/ Eugene A. Treinor III
                                            ------------------------------------

                                       Name: Eugene A. Treinor III

                                       Title:  Attorney-in-fact

                                       Address: 2800 Sand Hill Road
                                                Menlo Park, CA 94025

                                       NEA PRESIDENTS FUND, L.P.

                                       By:      NEA General Partners, L.P.
                                                Its General Partner

                                       By:  /s/ Eugene A. Treinor III
                                            ------------------------------------

                                       Name:  Eugene A. Treinor III

                                       Title: Attorney-in-fact

                                       Address: 2800 Sand Hill Road
                                                Menlo Park, CA 94025

                                       NEA VENTURES 1997, LIMITED PARTNERSHIP

                                       By: /s/ Louis B. Van Dyck
                                           -------------------------------------

                                       Name: Louis B. Van Dyck

                                       Title:  General Partner

                                       Address: 2800 Sand Hill Road
                                                Menlo Park, CA 94025

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                      SIGHTLINE HEALTHCARE FUND II, L.P.

                                      By: /s/ Arch C. Smith
                                          -------------------------------------

                                      Name: Arch C. Smith

                                      Title: Managing Director

                                      Address: 50 South Sixth Street, Suite 1390
                                               Minneapolis, MN  55402

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       VERTICAL FUND I, L.P.

                                       By Vertical Group, L.P., General Partner

                                       By: x /s/ Stephen D. Baksa
                                           -------------------------------------

                                       Name: Stephen D. Baksa

                                       Title: General Partner

                                       Address: 25 DeForest Avenue
                                                Summit, NJ 07901

                                       VERTICAL FUND II, L.P.

                                       By Vertical Group, L.P., General Partner

                                       By: x /s/ Stephen D. Baksa
                                           -------------------------------------

                                       Name: Stephen D. Baksa

                                       Title: General Partner

                                       Address: 25 DeForest Avenue
                                                Summit, NJ 07901

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       MPM BIOVENTURES II, L.P.

                                       By: MPM Asset Management II, L.P.,
                                           its General Partner

                                       By: MPM Asset Management II LLC,
                                           its General Partner

                                       By: /s/ Kurt C. Wheeler
                                           -----------------------------------

                                       Name: Kurt C. Wheeler

                                       Title: Investment Manager

                                       Address: 111 Huntington Avenue
                                                31st Floor
                                                Boston, MA  02199

                                       MPM BIOVENTURES II-QP, L.P.

                                       By: MPM Asset Management II, L.P.,
                                           its General Partner

                                       By: MPM Asset Management II LLC,
                                           its General Partner

                                       By: /s/ Kurt C. Wheeler
                                           -----------------------------------

                                       Name: Kurt C. Wheeler

                                       Title: Investment Manager

                                       Address: 111 Huntington Avenue
                                                31st Floor
                                                Boston, MA  02199

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       MPM BIOVENTURES GMBH & CO.
                                       PARALLEL-BETEILIGUNGS KG

                                       By: MPM Asset Management II, L.P., in its
                                           capacity as the Special Limited
                                           Partner

                                       By: MPM Asset Management II LLC,
                                           its General Partner

                                       By: /s/ Kurt C. Wheeler
                                           -----------------------------------

                                       Name: Kurt C. Wheeler

                                       Title: Investment Manager

                                       Address: 111 Huntington Avenue
                                                31st Floor
                                                Boston, MA  02199

                                       MPM ASSET MANAGEMENT INVESTORS 2000 B LLC

                                       By: /s/ Kurt C. Wheeler
                                           -----------------------------------

                                       Name: Kurt C. Wheeler

                                       Title: Investment Manager

                                       Address: 111 Huntington Avenue
                                                31st Floor
                                                Boston, MA  02199

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       CHANNEL MEDICAL PARTNERS, L.P.

                                       By: /s/ Carol D. Winslow
                                           -----------------------------------

                                       Name: Carol D. Winslow

                                       Title: Secretary

                                       Address: 5750 Old Orchard Road, Suite 310
                                                Skokie, IL 60077

                                       HUNT VENTURES, L.P.

                                       By: ___________________________________

                                       Name: _________________________________

                                       Title: ________________________________

                                       Address: Fountain Place
                                                1445 Ross at Field
                                                Dallas, TX  75202-2785

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       CANAAN EQUITY II L.P.

                                       By: Canaan Equity Partners II LLC

                                       By: /s/ Illegible
                                           -----------------------------------
                                                    Member/Manager

                                       Address: 105 Rowayton Avenue
                                                Rowayton, CT 06853

                                       CANAAN EQUITY II L.P. (QP)

                                       By: Canaan Equity Partners II LLC

                                       By: /s/ Illegible
                                           -----------------------------------
                                                    Member/Manager

                                       Address: 105 Rowayton Avenue
                                                Rowayton, CT 06853

                                       CANAAN EQUITY II ENTREPRENEURS LLC

                                       By: Canaan Equity Partners II LLC

                                       By: /s/ Illegible
                                           -----------------------------------
                                                    Manager

                                       Address: 105 Rowayton Avenue
                                                Rowayton, CT 06853

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       CYCAD GROUP, LLC

                                       By: /s/ K. Leonard Judson
                                           -----------------------------------

                                       Name: K. Leonard Judson

                                       Title: President and Manager

                                       Address: 6187 Carpinteria Ave., Suite 300
                                                P.O. BOX 5010
                                                Carpinteria, CA 93014

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       GUIDANT CORPORATION

                                       By: ___________________________________

                                       Name: _________________________________

                                       Title: ________________________________

                                       Address: _______________________________
                                                _______________________________

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       UNICORN MEDICAL INCORPORATED

                                       By: ___________________________________

                                       Name: _________________________________

                                       Title: ________________________________

                                       Address: c/o Pierre Gobin, M.D.,
                                                Department of Radiology
                                                Cornell University
                                                525 E. 68th Street
                                                Box 141
                                                New York, NY 10021

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       MEDTRONIC, INC.

                                       By: /s/ Michael D. Ellwein
                                           -----------------------------------

                                       Name: Michael D. Ellwein

                                       Title: VP & CDO

                                       Address: ______________________________
                                                ______________________________

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                       ev3 INC.

                                       By: ___________________________________

                                       Name: _________________________________

                                       Title: ________________________________

                                       Address: c/o  Jim Corbett
                                                1861 Buerkle Road
                                                White Bear, MN 55110

                                SIGNATURE PAGE TO
     AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT